2019 Guidance Update Supplemental Financials November 2018

Forward-looking statements This presentation contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. In this context, forward-looking statements often address expected future business and financial performance and financial condition, and often contain words such as “anticipate,” “intend,” “plan,” “goal,” “seek,” “aim,” “strive,” “believe,” “see,” “project,” “predict,” “estimate,” “expect,” “continue,” “strategy,” “future,” “likely,” “may,” “might,” “should,” “will,” “would,” “could,” “target,” similar expressions, and variations or negatives of these words and the use of future tense. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations, estimates and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy, and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks, and changes in circumstances that are difficult to predict and many of which are outside of our control. A detailed discussion of some of the risks and uncertainties that could cause our actual results and financial condition to differ materially from the forward-looking statements is described under the caption “Risk Factors” in our most recent annual report on Form 10-K, along with our other filings with the U.S. Securities and Exchange Commission, including subsequently filed Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. However, those risk factors should not be considered to be a complete statement of all potential risks and uncertainties. Other factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on our consolidated financial condition, results of operations, credit rating or liquidity. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. Any forward-looking statement made by IHS Markit in this presentation is based only on information currently available to IHS Markit and speaks only as of the date of this presentation. IHS Markit does not assume any obligation to publicly provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws. Please consult IHS Markit’s public filings at www.sec.gov or www.ihsmarkit.com. Non-GAAP measures Non-GAAP financial information is presented only as a supplement to IHS Markit’s financial information based on U.S. generally accepted accounting principles (GAAP). Non-GAAP financial information is provided to enhance the reader’s understanding of the financial performance of IHS Markit, but none of these non-GAAP financial measures are recognized terms under GAAP and should not be considered in isolation from, or as a substitute for, financial measures calculated in accordance with GAAP. Definitions of IHS Markit non-GAAP measures such as EBITDA, Adjusted EBITDA, Adjusted net income, Adjusted EPS, and free cash flow, and reconciliations of historical non-GAAP measures to the most directly comparable GAAP measures, are provided with the schedules to the most recent IHS Markit quarterly earnings release and are available on the Investor Relations section of IHS Markit’s website (www.investor.ihsmarkit.com). This presentation also includes certain forward looking non-GAAP financial measures. IHS Markit is unable to present a reconciliation of this forward looking non-GAAP financial information without unreasonable effort because management cannot reliably predict all of the necessary components of such measures aside from those components described above in this presentation. Accordingly, investors are cautioned not to place undue reliance on this information. IHS Markit uses non-GAAP measures in its operational and financial decision making, and believes that it is useful to exclude certain items in order to focus on what it regards to be a more reliable indicator of the ongoing operating performance and its ability to generate cash flow from operations. As a result, internal management reports used during monthly operating reviews feature non-GAAP measures. IHS Markit also believes that investors may find non-GAAP financial measures for IHS Markit useful for the same reasons, although investors are cautioned that non-GAAP financial measures are not a substitute for GAAP disclosures. Non-GAAP measures are frequently used by securities analysts, investors and other interested parties in their evaluation of companies comparable to IHS Markit, many of which present non- GAAP measures when reporting their results. These measures can be useful in evaluating IHS Markit’s performance against its peer companies because it believes the measures provide users with valuable insight into key components of GAAP financial disclosures. However, non-GAAP measures have limitations as an analytical tool. Non-GAAP measures are not necessarily comparable to similarly titled measures used by other companies. They are not presentations made in accordance with GAAP, are not measures of financial condition or liquidity and should not be considered as an alternative to profit or loss for the period determined in accordance with GAAP or operating cash flows determined in accordance with GAAP. As a result, you should not consider such performance measures in isolation from, or as a substitute analysis for, results of operations as determined in accordance with GAAP. 2

We are reaffirming 2018 guidance $ in millions, except for per IHS Markit Ipreo 2018 share amounts Excluding Ipreo (4 months ended IHS Markit Total We are [reaffirming] 2016 guidance11/30/18) Low Mid High Revenue $3,900 - $3,910 $100 - $110 $4,000 $4,010 $4,020 Organic growth % 6% 6% total organic Adjusted EBITDA $1,525 – $1,530 $25 - $30 $1,550 $1,555 $1,560 Margin % 39.1% 25.0% - 27.3% 38.8% Adjusted EPS $2.25 $2.26 $2.27 Additional items of the following: • Depreciation expense of $180 - $190 million • Amortization (acquisition related intangibles) expense of $360 - $370 million • Net interest expense of $215 - $220 million • Stock-based compensation expense of $225 - $235 million • Adjusted effective tax rate of 18% - 20% • Weighted average diluted shares between 405 - 410 million • Capital expenditures to be approximately 6% - 7% of revenue • Free Cash Flow conversion (as a % of Adjusted EBITDA) in the mid 60% 3

We are introducing 2019 guidance

IHS Markit

$ in millions, except for per share amounts	IHS Markit Excluding Ipreo	Ipreo	2019 IHS Markit Total		
			Low	Mid	High
Revenue	$4,075 - $4,130	$350 - $370	$4,425	$4,462	$4,500
Organic growth %			5%	to	6% (1)
Adjusted EBITDA	$1,635 – $1,665	$115	$1,750	$1,765	$1,780
Margin %	40.1% – 40.3%	31.1% - 32.9%		39.6%	
Adjusted EPS			$2.52	$2.55	$2.57

(1) Reflects reported organic growth % including Ipreo for the 4 month stub period. Including Ipreo for 12 months would increase total organic growth to 6-7%. Ipreo is expected to grow in the low – mid teen's.

Additional items of the following:

- Depreciation expense of $220 - $225 million
- Amortization (acquisition related intangibles) expense of $370 - $380 million
- Net interest expense of $245 - $250 million
- Stock-based compensation expense of $215 - $225 million
- Adjusted effective tax rate of 18% - 20%
- GAAP effective tax rate of 14% - 16%
- Weighted average diluted shares between 410 - 415 million
- Capital expenditures to be approximately 6.0% - 6.5% of revenue
- Free Cash Flow conversion (as a % of Adjusted EBITDA) in the mid 60%

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